UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2011

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road
Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on December 5, 2011, the Board of Directors of NetScout Systems, Inc., or the Company, appointed David P. Sommers as the Company’s Executive Vice-Chairman. Mr. Sommers will report to the Company’s President, Chief Executive Officer and Chairman. Mr. Sommers will have responsibility for corporate development and investor relations. This will include assisting the Chairman with corporate strategy, mergers and acquisitions, strategic partnerships and channel development. In connection with Mr. Sommers’ appointment as Executive Vice-Chairman, he will no longer serve as Chief Financial Officer of the Company. Mr. Sommers served as the Company’s Chief Financial Officer, Executive Vice President, General Operations, Treasurer and Secretary since April 2007. Before that, he served as the Company’s Senior Vice President, General Operations, Chief Financial Officer, Treasurer and Secretary for over five years. Mr. Sommers holds a BA from Harvard University and an MBA from New York University.

The Company’s Board of Directors has appointed Jean Bua as Vice President, Chief Financial Officer, and Treasurer of the Company. Ms. Bua will continue to serve as the Company’s principal accounting officer. Ms. Bua will report directly to the Company’s Chief Operating Officer.

Prior to joining the Company, Ms. Bua served as Executive Vice President, Finance & Treasurer of American Tower Corporation, or American Tower, from April 2009 until September 2010. She served as Interim Chief Financial Officer from June 2008 through March 2009. From February 2007 until June 2008, Ms. Bua was Executive Vice President, Finance and Corporate Controller of American Tower, and, from August 2005 until February 2007, she was Senior Vice President, Finance and Corporate Controller of American Tower. Ms. Bua is a Certified Public Accountant and holds an M.B.A. degree from the University of Rhode Island.

In connection with the appointments of Mr. Sommers as Executive Vice-Chairman and Ms. Bua as Vice President and Chief Financial Officer, no changes were made in compensation arrangements of such officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 5, 2011, the Board of Directors of the Company amended the Company’s Amended and Restated By-laws, or the Bylaws, in order to clarify the duties of certain officers of the Company, including the Chief Operating Officer and Executive Vice-Chairman of the Company.

A copy of the Company’s Bylaws, as amended to date, is attached hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibit:

3.1	Amended and Restated By-laws of the Company, as amended to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ David P. Sommers
David P. Sommers
Executive Vice-Chairman

Date: December 5, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated By-laws of the Company, as amended to date.